Exhibit 99.3

PeriShip, LLC

Unaudited Pro Forma Consolidated Balance Sheet

And

Unaudited Pro Forma Consolidated Statement of Operations

 On April 22, 2022, VerifyMe, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) by and among the Company, PeriShip Global, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“PeriShip Global”), PeriShip, LLC, a Connecticut limited liability company (“PeriShip” or “Seller”) and Luciano Morra (“Founder”). Pursuant to the terms of the Agreement PeriShip Global agreed to purchase from PeriShip and PeriShip agreed to sell to PeriShip Global substantially all of the assets of PeriShip and certain specified liabilities (the “Transaction”). The Transaction closed simultaneously with the execution of the Agreement on April 22, 2022 (the “Closing”).

The total consideration paid to the Seller in connection with the Transaction was $10,500 thousand, which consisted of $7,500 thousand in cash (the “Cash Consideration”) paid by PeriShip Global; a promissory note issued by PeriShip Global payable to the Seller for $2,000 thousand (the “Promissory Note), with a fixed interest rate of 6% per annum on the unpaid principal balance, to be paid in three installments on the sixth, fifteenth, and eighteenth month anniversaries of the Closing and which was guaranteed by the Company (the “Guaranty”); and the issuance of 305,473 shares of restricted common stock of the Company at $3.2736 per share (the “Stock Consideration”) (representing $1,000 thousand in Stock Consideration) which was the volume weighted average price (VWAP) of the Company’s Common Stock as reported by Nasdaq for the fifteen (15) trading days ending on the Closing date, inclusive. The amounts due under the Promissory Note may be adjusted as a result of certain post-Closing adjustments or indemnity claims by PeriShip Global pursuant to the Agreement.

The Promissory Note may be accelerated by the holder upon an event of default, as defined in the Promissory Note. Pursuant to the Guaranty, the Company unconditionally guaranteed to the Seller the prompt and unconditional payment of the Promissory Note and any interest thereon, whether at stated maturity, by acceleration or otherwise, any and all sums of money that, at the time, may have become due and payable under the provisions of the Promissory Note, and all expenses that may be paid or incurred by the Seller in the collection of any portion of the Promissory Note or enforcement thereof, including reasonable attorney’s fees.

The unaudited pro forma consolidated financial information presented below has been prepared on the basis set forth in the notes below and have been presented to illustrate the estimated effects of the PeriShip, LLC acquisition. The acquisition is being accounted for as a business combination using the acquisition method with the Company as the accounting acquirer in accordance with Financial Accounting Standards Board Accounting Standards Codification (“”ASC”) Topic 805, Business Combinations.

The historical financial information of the Company has been derived from the unaudited financial statements of the Company as of March 31, 2022, as found in Form 10Q which was filed with the Securities and Exchange Commission on May 11, 2022.

The historical financial information of PeriShip, LLC has been derived from the unaudited financial statements of the Seller as of and for the three months ended March 31, 2022, included in Exhibit 99.2 to the Company’s Form 8-K/A filed with the SEC on June 23, 2022.

The historical financial information of the Company has been derived from the audited financial statements of the Company as of December 31, 2021, as found in Form 10K which was filed with the Securities and Exchange Commission on March 14, 2022.

The historical financial information of PeriShip, LLC has been derived from the audited financial statements of the Seller for the year ended December 31, 2021, included in Exhibit 99.1 to the Company’s Form 8-K/A filed with the SEC on June 23, 2022.

The following unaudited pro forma consolidated balance sheet as of March 31, 2022, and the unaudited pro forma consolidated statement of operations for the three months ended March 31, 2022, and year ended December 31, 2021 (collectively, the “Pro Forma Statements”) have been prepared in compliance with the requirements of SEC Regulation S-X Article 11 using accounting policies in accordance with U.S. GAAP.

The pro forma adjustments presented below are based on preliminary estimates and currently available information and assumptions that management believes are reasonable and appropriate under the circumstances and are factually supported based on information currently available. The notes to the unaudited pro forma financial information provide a discussion of how such adjustments were derived and presented in the Pro Forma Statements. Changes in facts and circumstances or discovery of new information may result in revised estimates. As a result, there may be material adjustments to the Pro Forma Statements. Certain historical financial statement caption amounts for PeriShip, LLC have been reclassified or combined to conform to presentation and the disclosure requirements of the combined company.

VERIFYME, INC. AND PERISHIP, LLC

Unaudited Pro Forma Consolidated Balance Sheet

(In thousands)

As of March 31, 2022

	Historical (unaudited)
			Pro Forma		Pro Forma
	VerifyMe	PeriShip	Adjustments	Note 3	Consolidated
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$8,433	$274	$(7,774)	(a)(f)	$933
Accounts receivable	150	1,729	-		1,879
Related party receivables	-	95	(95)	(f)	-
Unbilled revenue, prepaid expenses and other current assets	250	617	(23)	(f)	844
Short term investments	143	-	-		143
Inventory	78	-	-		78
TOTAL CURRENT ASSETS	9,054	2,715	(7,892)		3,877

INVESTMENTS
Equity investment	11,162	-	-		11,162

PROPERTY AND EQUIPMENT
Equipment for lease, net	178	-	-		178
Furniture, fixtures & equipment, net	10	19	-		29
Leasehold improvements, net	-	174	-		174

Operating lease right-of-use-asset	-	-	551	(d)	551

INTANGIBLE ASSETS
Patents and trademarks, net	368	-	-		368
Capitalized software costs, net	146	-	-		146
Intangible assets, net	-	-	6,078	(b)	6,078
Goodwill	-	-	3,182	(c)	3,182
TOTAL ASSETS	$20,918	$2,908	$1,919		$25,745

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and other accrued expenses	609	1,276	-		1,885
Accrued payroll	-	73	(73)	(f)	-
Current portion of debt	-	285	215	(a)(f)	500
Current portion of operating lease liabilities	-	-	113	(d)	113
TOTAL CURRENT LIABILITIES	609	1,634	255		2,498

LONG-TERM LIABILITIES
Long-term portion of debt	-	-	1,500	(a)	1,500
Long-term portion of operating lease liabilities	-	-	438	(d)	438
Long term derivative liability	126	-	-		126
TOTAL LIABILITIES	$735	$1,634	$2,193		$4,562

STOCKHOLDERS' EQUITY
Series A Convertible Preferred Stock, $.001 par value, 37,564,767 shares authorized; 0 shares issued and outstanding as of March 31, 2022	-	-	-		-

Series B Convertible Preferred Stock, $.001 par value; 85 shares authorized; 0.85 shares issued and outstanding as of March 31, 2022	-	-	-		-

Common stock, $.001 par value; 675,000,000 authorized, 7,756,544 and 7,557,588 issued and outstanding as of March 31, 2022	7	-	1	(a)	8

Additional paid in capital	86,387	-	999	(a)	87,386

Treasury stock as cost	(756)	-	-		(756)

Accumulated deficit (Retained earnings)	(65,455)	1,274	(1,274)	(e)	(65,455)

STOCKHOLDERS' EQUITY	20,183	1,274	(274)		21,183

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$20,918	$2,908	$1,919		$25,745

The accompanying notes are an integral part of these unaudited financial statements.

VERIFYME, INC. AND PERISHIP, LLC
Unaudited Pro Forma Consolidated Statement of Operations
(in thousands except for per share amounts)
For the Three Months Ended March 31, 2022

	Historical (unaudited)
			Pro Forma		Pro Forma
	VerifyMe	PeriShip	Adjustments	Note 3	Consolidated

REVENUE	$161	$4,975	$-		$5,136
COST OF REVENUE	38	3,117	-		3,155
GROSS PROFIT	123	1,858	-		1,981

OPERATING EXPENSES
General and administrative	1,465	1,488	133	(g) (h)(i)	3,086
Research & development	9	-	-		9
Sales and marketing	299	129	-		428
Total operating expenses	1,773	1,617	133		3,523

OPERATING (EXPENSE) INCOME	(1,650)	241	(133)		(1,542)

OTHER (EXPENSE) INCOME
Interest income (expense)	1	-	(30)	(j)	(29)
Fair value gain on equity investment	252	-	-		252
Other income	3	-	-		3
TOTAL OTHER (EXPENSE) INCOME	256	-	(30)		226

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAX	(1,394)	241	(163)		(1,316)
Income tax expense	-	(16)	(16)	(k)	(32)
NET (LOSS) INCOME	(1,394)	225	(179)		(1,348)

LOSS PER SHARE
BASIC	$(0.19)	-	-		$(0.18)
DILUTED	$(0.19)	-	-		$(0.18)

WEIGHTED AVERAGE COMMON SHARE OUTSTANDING
BASIC	7,179,395	-	305,473	(a)	7,484,868
DILUTED	7,179,395	-	305,473	(a)	7,484,868

VERIFYME, INC. AND PERISHIP, LLC
Unaudited Pro Forma Consolidated Statement of Operations
(in thousands except for per share amounts)
For the Year Ended December 31, 2021

	Historical (unaudited)
			Pro Forma		Pro Forma
	VerifyMe	PeriShip	Adjustments	Note 3	Consolidated

REVENUE	$867	$28,633	$-		$29,500
COST OF REVENUE	268	19,322	-		19,590
GROSS PROFIT	599	9,311	-		9,910

OPERATING EXPENSES
General and administrative	4,216	6,133	592	(g) (h)(i)	10,941
Research & development	51	-	-		51
Sales and marketing	1,163	514	-		1,677
Total operating expenses	5,430	6,647	592		12,669

OPERATING (EXPENSE) INCOME	(4,831)	2,664	(592)		(2,759)

OTHER (EXPENSE) INCOME
Interest income (Expense)	2	(17)	(105)	(j)	(120)
Fair value gain on equity investment	8,371	-	-		8,371
Payroll protection program debt forgiveness	70	490	-		560

TOTAL OTHER (EXPENSE) INCOME	8,443	473	(105)		8,811

INCOME BEFORE PROVISION FOR INCOME TAX	3,612	3,137	(697)		6,052
Income tax expense	-	(178)	(409)	(k)	(587)
NET (LOSS)/ INCOME	3,612	2,959	(1,106)		5,465

EARNINGS/(LOSS) PER SHARE
BASIC	$0.51	-	-		$0.74
DILUTED	$0.49	-	-		$0.71

WEIGHTED AVERAGE COMMON SHARE OUTSTANDING
BASIC	7,110,907	-	305,473	(a)	7,416,380
DILUTED	7,383,364	-	305,473	(a)	7,688,837

Note 1 — Basis of Presentation and Description of Transactions

The unaudited pro forma consolidated financial statements were prepared in accordance with U.S. GAAP and pursuant to the rules and regulations of SEC Regulation S-X and presents the pro forma financial position and results of operations of the combined companies based upon the historical data of the Company and PeriShip, LLC.

Basis of Presentation

The historical financial information of the Company has been derived from the unaudited financial statements of the Company as of March 31, 2022, as found in Form 10Q which was filed with the Securities and Exchange Commission on May 11, 2022.

The historical financial information of PeriShip, LLC has been derived from the unaudited financial statements of the Seller as of and for the three months ended March 31, 2022, included in Exhibit 99.2 to the Company’s Form 8-K/A filed with the SEC on June 23, 2022.

The historical financial information of the Company has been derived from the audited financial statements of the Company as of December 31, 2021, as found in Form 10K which was filed with the Securities and Exchange Commission on March 14, 2022.

The historical financial information of PeriShip, LLC has been derived from the audited financial statements of the Seller for the year ended December 31, 2021, included in Exhibit 99.1 to the Company’s Form 8-K/A filed with the SEC on June 23, 2022.

The historical financial statements have been adjusted in the unaudited pro forma consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the PeriShip Acquisition, (2) factually supportable and (3) with respect to the unaudited pro forma consolidated statement of operations, expected to have a continuing impact on the combined results of the Company following the PeriShip Acquisition.

The PeriShip Acquisition is being accounted for as a business combination using the acquisition method with the Company as the accounting acquirer in accordance with ASC Topic 805, Business Combinations. As the accounting acquirer, the Company has estimated the fair value of PeriShip assets acquired and liabilities assumed and conformed the accounting policies of PeriShip to its own accounting policies.

The unaudited pro forma consolidated financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

Note 2— Preliminary purchase price allocation

Description of Transaction

        On April 22, 2022, VerifyMe, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) by and among the Company, PeriShip Global, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“PeriShip Global”), PeriShip, LLC, a Connecticut limited liability company (“PeriShip” or “Seller”) and Luciano Morra (“Founder”). Pursuant to the terms of the Agreement PeriShip Global agreed to purchase from PeriShip and PeriShip agreed to sell to PeriShip Global substantially all of the assets of PeriShip and certain specified liabilities (the “Transaction”). The Transaction closed simultaneously with the execution of the Agreement on April 22, 2022 (the “Closing”).

The total consideration paid to the Seller in connection with the Transaction was $10,500 thousand, which consisted of $7,500 thousand in cash (the “Cash Consideration”) paid by PeriShip Global; a promissory note issued by PeriShip Global payable to the Seller for $2,000 thousand (the “Promissory Note), with a fixed interest rate of 6% per annum on the unpaid principal balance, to be paid in three installments on the sixth, fifteenth, and eighteenth month anniversaries of the Closing and which was guaranteed by the Company (the “Guaranty”); and the issuance of 305,473 shares of restricted common stock of the Company at $3.2736 per share (the “Stock Consideration”) (representing $1,000 thousand in Stock Consideration) which was the volume weighted average price (VWAP) of the Company’s Common Stock as reported by Nasdaq for the fifteen (15) trading days ending on the Closing date, inclusive. The amounts due under the Promissory Note may be adjusted as a result of certain post-Closing adjustments or indemnity claims by PeriShip Global pursuant to the Agreement.

The following table summarizes the allocation of the preliminary purchase price as if the acquisition closed on March 31, 2022:

PeriShip
(in thousands)

Accounts receivable, net	$1,729
Unbilled revenue and other current assets	594
Intangibles assets and Goodwill	9,260
Property and equipment, net	193
Total Identifiable assets	$11,776

Less: Liabilities assumed	1,276
Total Purchase Price	$10,500

The following table summarizes the cost of intangible assets related to the acquisition:

	PeriShip	Useful Life
	(in thousands)	(in years)

Developed Technology	$3,121	6
Trade names/Trademarks	980	19
Customer relationships	1,936	10
Non-compete agreement	41	1
Goodwill	3,182	-
	$9,260

Note 3— Pro forma adjustments

The pro forma adjustments are based on preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma consolidated financial statements:

a)	Adjustment to reflect the consideration transferred by the Company, which includes:

•	Cash paid at the closing of the PeriShip Acquisition of $7.5 million
•	Promissory Note established at the closing of the PeriShip Acquisition of $2 million
•	Issuance of restricted common stock of the Company at the closing of the PeriShip acquisition of $1 million (305,473 restricted common stock issued)

b)	Represents the preliminary purchase price allocated to the intangible assets based on the estimated fair values as follows:

Developed technology: The fair value of developed technology was determined using a relief from royalty method based upon management’s assessment of prospective financial information, a royalty rate selected from a range of comparable licensing transactions and a discount rate based upon the Company’s weighted average cost of capital.

Customer relationships: The fair value of the customer relationships was determined using a multiperiod excess earnings method based upon management’s assessment of prospective financial information and a discount rate based upon the Company’s weighted average cost of capital plus an additional five percent to account for the customer concentration risk.

Non-compete provisions: The fair value of the non-compete provisions, was determined using a with-and-without method based upon management’s assessment of prospective financial information, including an estimated impact of competition, and a discount rate based upon the Company’s weighted average cost of capital.

Trade Names and Trademarks: The fair value of the trade names and trademarks were determined using a relief from royalty method based upon management’s assessment of prospective revenues, a royalty rate selected from a range of comparable licensing transactions and a discount rate based upon the Company’s weighted average cost of capital.

c)	Represents the preliminary purchase price allocated to goodwill in the PeriShip Acquisition. Goodwill represents the excess of the consideration transferred over the preliminary fair value of the net tangible and intangible assets acquired. Goodwill will not be amortized, but instead will be tested for impairment at least annually and whenever events or circumstances have occurred that may indicate a possible impairment. In the event management determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of the impairment during the period on which the determination is made.

d)	Represents the operating lease right-of-use-asset, current portion of operating lease liabilities and long-term portion of operating lease liabilities for the office at 265 E Main Street Branford Connecticut, which is being leased from the Seller of PeriShip, LLC.

e)	Adjustment to eliminate PeriShip’s historical retained earnings.

f)	Adjustment to eliminate PeriShip’s balances not part of asset purchase agreement.

g)	Represents the future quarterly and annual amortization of the intangible assets based upon their estimated useful lives. The estimated useful lives were determined based on a review of the time period over which the economic benefit of each intangible asset is estimated to be generated.

h)	Represents the stock compensation expense related to restricted stock units grants to three executives after the PeriShip Acquisition.

i)	Adjustment to eliminate PeriShip costs for employees and rent expense not part of asset purchase agreement.

j)	Represents interest expense incurred on the promissory note issued to the Seller for $2 million with a fixed interest rate of 6% per annum on the unpaid principal balance.

k)	Represents the federal income tax expense calculated at a rate of 21%.